Supplement dated May 26, 2005
supplementing the Statement of Additional Information dated May 2, 2005 of

                    Hansberger Institutional Series


                                [LOGO]


                     401 EAST LAS OLAS BOULEVARD
                               SUITE 1700
                    FORT LAUDERDALE, FLORIDA 33301

                      Telephone No. 954-522-5150


This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with such Statement of Additional Information.

The following restriction number 8 has been added under the heading "ADDITIONAL RESTRICTIONS":

       * * *

       each Fund may not:

       8. Invest more than 15% of the Fund's net assets in securities of issuers identified on the most current Tobacco Company List prepared by the Public Employee Retirement Administration Commission of the Commonwealth of Massachusetts as a company that derives more than 15% of their revenue from the sale of tobacco products.


       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE